1
Road Show Presentation
The attached slide show was filed with the Securities and Exchange Commission on December 5, 2005 as
part of the Form 8-K filed by Arpeggio Acquisition Corporation with the Securities and Exchange
Commission on December 5, 2005 and amended on January 4, 2006 and April 12, 2006. Arpeggio is holding presentations for certain of its stockholders, as well as other persons who might be interested in purchasing Arpeggio’s securities, regarding its merger with Hill International, Inc., as described in the April
10, 2006 Amended Proxy Statement. The attached slide show will be distributed to attendees of these presentations.
Earlybirdcapital, Inc. (“EBC”), the managing underwriter of Arpeggio’s initial public offering (“IPO”)
consummated in June 2004, is assisting Arpeggio in these efforts without charge, other than the reimbursement of its out-of-pocket expenses. Arpeggio and its directors and executive officers, and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of Arpeggio’s stockholders to be held to approve the merger.
Stockholders of Arpeggio and other interested persons are advised to read Arpeggio’s preliminary proxy statement and, when available, definitive proxy statement in connection with Arpeggio’s solicitation of proxies for the special meeting because these proxy statements will contain important information. Such persons can also read Arpeggio’s final prospectus, dated June 24, 2004, for a description of the security holdings of the Arpeggio officers and directors and of EBC and their respective interests in the successful consummation of this business combination. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the merger. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a proxy statement and definitive proxy statement, once available, and the final prospectus can also be obtained, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).
Exhibit 99.7

MERGER OF ARPEGGIO ACQUISITION CORPORATION (APGO, APGOW, APGOU) & HILL INTERNATIONAL, INC.

Safe Harbor
This presentation may contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, about Arpeggio, Hill and their combined business after completion of the proposed acquisition. Forward looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of Arpeggio’s and Hill’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements.
The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions, weather and natural disasters, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued
compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Hill is engaged;
fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of project management and construction claims consulting services; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Arpeggio’s filings with the Securities and Exchange Commission, including its amended preliminary proxy statement filed as Form PRER14A on April 10, 2006. The information set forth herein should be read in light of such risks. Neither Arpeggio nor Hill assumes any obligation to update the information contained in this presentation.

Business: One of the worldwide leaders in construction project management and claims consulting
Construction project management (82% of revenue)
Construction claims consulting (18% of revenue)
Founded: 1976 by current CEO Irvin Richter
Locations: Marlton, NJ (HQ) & 23 other offices in 13 countries
Employees: Nearly 900
Listing
(1)
: OTCBB: APGOU, APGO, APGOW
(1) Combined entity to seek Nasdaq listing upon closing
Hill International Overview

Arpeggio will issue 14.5 million shares to Hill shareholders, representing 63.6%
ownership in the combined entity
Over the next 4 years, Hill shareholders may earn an additional 6.6 million shares (for a total consideration of 21.1 million shares) if certain EBIT targets are met
Lock up agreements in place (December 31, 2007 for Hill’s major shareholders)
Employment agreements with key members of senior management
Will seek Nasdaq listing upon closing
Hill’s current shareholders nominate 5 of 7 Board members
Motivation to merge:
Growth capital / Acquisitions
Retire debt / Improve balance sheet
Elevate profile within the industry
Attract and retain high quality professionals
The Transaction
Fiscal Year Ending 12/31 EBIT Contingent Shares
2006 $  9.9 million 2.3 million
2007 $13.5 million 2.3 million
2008 $18.4 million 1.0 million
2009 $24.9 million 1.0 million

Attractive Valuation
Lower EBITDA & EBIT multiples than peer group
average
(1) (2)
Higher growth profile
Better quality business (higher return on capital)
Lower risk profile (fee-based model vs. GMP model)
Larger backlog relative to revenue
(1) Peers included in this analysis are Jacobs Engineering Group Inc.,
Washington Group International Inc., Fluor Corp., Shaw Group Inc. and
Tetra Tech Inc.
(2) Based on Arpeggio’s liquidation value of approximately $5.45 per share

Project Management Group
Approximately 82% of net revenue in 2005
18
th
ranked overall and largest independent construction
management-for-fee firm in the U.S. (per ENR – Engineering News
Record)
Managed more than 1,000 projects worth $100+ billion
Manages all phases of the construction process from pre-design through completion
program management
project management
troubled project turnaround
estimating and cost management
project labor agreements
Fee-based consulting model mitigates risk compared to GMP
(guaranteed maximum price) model
Unlike general contractors that risk cost overruns, Hill’s for fee structure eliminates project completion or price risks

Project Management Highlights
Project Name: U.S. Supreme Court Building
Location: Washing, DC USA
Client Architect of the Capital
Service: Construction Management
Project Value: $122,000,000
Hill is providing a full range of construction management services for the modernization of the United States Supreme Court Building involving design, procurement and construction phase support.
The project involves the construction of a new underground annex as well as the complete renovation and modernization throughout the historic Court Building.
Project Name: The Palm Jumeirah
Location: Dubai, UAE
Client Nakheel Corporation
Service: Program Management
Project Value: $1,500,000,000
Hill managed the reclamation of The Palm Jumeirah, one of three artificial islands planned in the Arabian Gulf off the coast of Dubai,
UAE. Hill is currently managing construction of 1,300 villas on the island’s “fronds.” The “trunk” of the island provides public entertainment, amusement, shopping, dining and some residential facilities while the fronds are dedicated to upscale housing.

Project Name: Comcast Center
Location: Philadelphia, PA, USA
Client Liberty Property Trust
Service: Project Management
Project Value: $220,000,000
Hill is providing management services on this 57-story skyscraper, designed by Robert A.M. Stern which will include 1.3 million square feet of Class AA office space and 40,000 square feet of retail space. Upon completion, the project will be the tallest building in
Philadelphia, which features a dramatic 110-foot high winter garden, two-story glass café, 15 atrium floors and a four-story sky garden situated 735 feet above the public plaza.
Project Name: World Trade Center – Transportation Hub
Location: New York, NY, USA
Client Port Authority of New York & New Jersey
Service: Project Management
Project Value: $3,100,000,000
Hill is providing program management services in connection with the planning, design and construction of the new World Trade
Center Transportation Hub, including the new permanent PATH
Terminal which is expected to cost $2.5 billion. Hill provided similar services in connection with the $566 million temporary
PATH station.
Project Management Highlights

Construction Claims Group
Approximately 18% of net revenue in 2005
One of the largest and best known construction claims consulting firms in the world, having helped resolve over 5,000 disputes valued in excess of $50 billion
Full spectrum of construction dispute resolution services:
claims consulting
litigation support
expert witness testimony
cost and damages assessment
delay and disruption analysis
Clients are typically billed based on an hourly rate for each consultant assigned
Major construction claims clients have included:
General Electric
Honeywell
Abu Dhabi Public Works Department
Bechtel Corporation
Channel Tunnel connecting the United Kingdom and France
Petronas Twin Towers in Kuala Lumpur, Malaysia

11 Wide Base of Clients Corporate, Government, Non-Profits Geographic Diversity • U.S. • Middle East • Europe Revenue Breakdown 59.3% 30.8% 9.8% 2005 Net Revenues by Location

Significant growth in sales, backlog and profitability
Accelerating revenue growth
Backlog growth
Operating margin expansion
Limited geographic presence creates high opportunity for
growth
Revenue visibility
High barriers to entry create sustainable competitive advantage / High return on capital business
Favorable industry dynamics
Experienced acquirer with focused acquisition strategy
Seasoned management team
Attractive valuation
Investment Considerations

Accelerating Net Revenue Growth
Backlog points to sustainable future growth
Recent growth achieved in poor construction market
Fragmented market with many small players
Limited geographic presence creates high opportunity for growth
Numbers in US$ millions
37.8
48.1
56.1
63.0
80.1
0
10
20
30
40
50
60
70
80
90
2001 2002 2003 2004 2005
21%

As of December 31, 2005, the expected next 12-month net revenue just from existing backlog is $95 million.
Numbers in US$ millions
Total Backlog Increased at 49% CAGR
Over the Last 4 Years
57
117
201
256
281
0
50
100
150
200
250
300
EOY 2001 EOY 2002 EOY 2003 EOY 2004 EOY 2005

Revenue Visibility
Much of the company’s revenue is tied to contracts that generally have terms of 3-5 years, with some as long as 7-10 years. The long-term and predictable nature of these contracts provides a stable base of recurring revenue and provides increased visibility of future earnings.
0
10
20
30
40
50
60
70
80
90
100
2001 2002 2003 2004 2005 2006
12 Month Backlog at the Beginning of Period Net Revenue for following 12 Month
Numbers in US$ millions

Margin Expansion
(Adjusted EBIT margins - % of Net Revenues)
4.4%
4.5%
9.8%
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
10%
2003 2004 2005
Lower margins until 2004 due to significant expenses to develop international infrastructure
Few investments required going forward
Margin increase in 2005 reflects this operating leverage
Adjusted EBIT is defined as earnings before interest and taxes, adjusted for unusual litigation, restructuring costs, discontinued operations, employee stock options and other unusual items (see slide 22).

High Barriers to Entry
Compete on reputation and past experience
Long lasting relationships lead to repeat business
Complex projects require specialized expertise
Snowball effect (success on high profile projects attracts higher profile work)
High ROIC business
Hill is well positioned because of
30 years of experience with track record of success
Experience on high profile projects
$281 million backlog as of December 31, 2005
Independent status eliminates conflict-of-interest concerns
Expertise from the claims business

Favorable Industry Dynamics
Positive long-term capital spending trends
Energy, power, chemicals, civil infrastructure, government service
Growing demand for construction services
Trend towards outsourcing by non-specialist building owners
Owners can reduce costs/risk/delays
Program/Construction management fees for the Top 100 U.S. Firms were $6.8 billion in 2004, up from $5.9 billion in 2003
World events
$286.5 billion U.S. Transportation Bill
Gulf Coast reconstruction
Iraq reconstruction
Afghanistan reconstruction

Experienced Acquirer With Focused Strategy
U.S. acquisitions to round out domestic presence
Target smaller companies without access to other capital sources
Limited infrastructure expenses required as the business grows organically and through acquisitions
Recent acquisitions include:
1998: Gleason Floyd & Associates, Inc.
(7 employees/$1 million annual revenue/construction claims)
1998: Citadel Engineering & Construction Consultants, L.L.C.
(3 employees/$0.5 million annual revenue/construction claims)
2000: Kueny and Doyle Construction Consulting, Inc.
(3 employees/$0.5 million annual revenue/project management)
2001: Transportation Construction Services, Inc.
(30 employees/$6 million annual revenue/project management)
2002: Day & Zimmerman Public Buildings Group
(6 employees/$1 million annual revenue/project management)
2005: MapleConsult
(5 employees/$1 million annual revenue/construction claims)
2005: Pickavance Consulting
(17 employees/$2 million annual revenue/construction claims)

Experienced Management Team
Irvin Richter, F.CMAA, Chairman & Chief Executive Officer (61)
Founded Hill International in 1976.
Expert in the field of construction contracts and claims. Involved in many complex, high-profile construction projects including the Channel Tunnel, EPCOT and Petronas Twin Towers.
B.A. in Government from Wesleyan University and J.D. from Rutgers University School of Law at Camden.
David Richter, President & Chief Operating Officer (39)
Management responsibility for all of Hill’s business operations.
Prior to his current position, Mr. Richter was President of Hill’s Project Management Group for three years and prior to that he was the Company’s General Counsel for six years.
B.S. in Management, B.S.E. in Civil Engineering and J.D. from the University of Pennsylvania.
Raouf Ghali, President, Project Management Group (International) (44)
18 years of domestic and international experience in construction management, project cost control, financial analysis, planning and scheduling.
Prior to joining Hill, Mr. Ghali worked with EuroDisney.
B.S. degree Business Administration/Economics and M.S. in Business Organizational Management from the
University of LaVerne.
Frederic Samelian, PMP, President, Construction Claims Group (58)
Prior to joining Hill, founder and Partner with CONEX International, a construction dispute resolution firm. Prior to that, he was a Director with PricewaterhouseCoopers LLP where he managed their construction claims consulting practice in Southern California.
B.A. in International Affairs from George Washington University, and M.B.A. from Southern Illinois University.
Ronald Emma, CPA, Senior Vice President of Finance (54)
Prior to joining Hill in 1980, Mr. Emma was the Assistant Controller of General Energy Resources Inc., a
holding company for seven mechanical contracting companies specializing in power piping, and Staff
Accountant with Haskins & Sells.
B.S. in Accounting from St. Joseph's University. He is a Certified Public Accountant, certified by the State of
New Jersey.

21 FINANCIAL HIGHLIGHTS

Income Statement
Fiscal year ending on or about December 31 – Numbers in US$ Millions
2003 2004 2005
Revenue 78.7           84.1           112.2
Reimbursable Expenses 22.6           21.1           32.1
  Net Revenue 56.1           63.0           80.1
Direct Expense 29.0           34.4           43.3
  Gross Profit 27.1           28.7           36.8
    Gross Profit Margin 48.3% 45.5% 46.0%
Selling, General & Administrative 27.4           29.2           31.9
Equity in Affiliate -             (0.5)            (0.7)
  Operating Income (Loss) - EBIT (0.3)            (0.1)            5.7
Adjustment for Unusual Items
  Unusual Litigation
1
2.2             2.0             0.9
  Employee Stock Option Expense -             -             1.2
  Discontinued Operations & Other 0.6             1.0             -
Unusual Items (Adjustments) 2.8             3.0             2.2
Adjusted EBIT 2.5             2.9             7.8
  EBIT Margin 4.4% 4.5% 9.8%
Depreciation & Amortization 1.2             0.8             0.9
Adjusted EBITDA 3.7             3.7             8.7
1 Wartsila and Tickets.com litigation.

Balance Sheet
Fiscal year ending on or about December 31 – Numbers in US$ Millions
2003 2004 2005
ASSETS
Cash & Cash Equivalents              1.4              0.8            3.8
Accounts Receivable, Net            19.5            22.4          28.2
Prepaid Expenses & Other Current Assets              0.5              1.6            1.4
Total Current Assets            21.4            24.9          33.4
Property & Equipment, net              2.6              2.6            2.8
Cash - Restricted              1.1              3.4            2.2
Other Assets              3.0              2.5            2.4
  Total Assets            28.1            33.3          40.7
LIABILITIES & SHAREHOLDER’S EQUITY
Current Liabilities
Current Portion of L-T Debt & Capital Leases              0.7              1.8          10.5
Accounts Payable & Accrued Expenses              8.2            11.2          13.8
Other Current Liabilities              5.3              6.6            7.4
Total Current Liabilities            14.1            19.6          31.7
Long-Term Debt & Capital Leases              9.3              9.6            0.0
Deferred Liabilities & Other              2.1              2.1            2.8
Total Liabilities            25.6            31.3          34.6
Total Shareholders’ Equity              2.5              2.0            6.2
Total Liabilities & Shareholders’ Equity            28.1            33.3          40.7

Significant growth in sales, backlog and profitability
Accelerating revenue growth
Backlog growth
Operating margin expansion
Limited geographic presence creates high opportunity for
growth
Revenue visibility
Favorable industry dynamics
Experienced acquirer with focused acquisition strategy
High barriers to entry create sustainable competitive advantage
Seasoned management team
Attractive valuation
Investment Conclusions

25 SAMPLE PROJECTS

Commercial Office Buildings
Project Name: The Financial Centre, Bahrain Financial Harbour
Location: Manama, Bahrain
Client: Bahrain Financial Harbour Holding Company, B.S.C.
Service: Project Management Oversight
Project Value: $250,000,000
Hill is providing project management oversight services for the design and construction of The Financial Centre at Bahrain Financial Harbour (BFH). BFH is a
master-planned integrated financial community on prime seafront property in
Manama, Kingdom of Bahrain with a diverse range of commercial, residential and leisure components.
Project Name: Comcast Center
Location: Philadelphia, PA, USA
Client: Liberty Property Trust.
Service: Project Management
Project Value: $220,000,000
Hill is providing management services on this 57-story skyscraper, designed by
Robert A.M. Stern which will include 1.3 million square feet of Class AA office space and 40,000 square feet of retail space.  Upon completion, the project will be the tallest building in Philadelphia, which features a dramatic 110-foot high winter garden, two-story glass café, 15 atrium floors and a four-story sky garden situated
735 feet above the public plaza.

Project Name: Navigation Tower
Location: Doha, Qatar
Client: Qatar Navigation (Q.S.C.)
Service: Project Management
Project Value: $90,000,000
Hill is providing Design Review and Project Management Services for the 52-
story, 220-meter high-rise which will house the corporate headquarters of Qatar
Navigation.  The total built-up area of the tower will be 117,000 square meters and will include a six-story parking garage with space for up to 1,700 vehicles.
Commercial Office Buildings
Project Name: Merck, Various Manufacturing Facilities
Location: USA, Singapore, Ireland, UK
Client: Merck & Co., Inc.
Service: Construction Management Support Services
Project Value: Multiple Projects valued in excess of $1 Billion
Hill is providing professional project support services to Merck & Co., one of the leading pharmaceutical research and manufacturing firms in the world. Hill assists Merck in implementing all phases of its multi-billion dollar annual capital program through the expertise of our staff of contract administrators, material and equipment purchasing analysts, expeditors, project controls specialists, claims analysts, and construction contract auditors.

Residential Buildings
Project Name: Dubai Tower
Location: Doha Corniche, Qatar
Client: Dubai International Properties
Service: Project Management
Project Value: $200,000,000
Hill is providing management services for the construction of the 80-
story Dubai Tower in Doha. The state of the art skyscraper reaches
445 meters to the top of the mast and is situated overlooking West Bay
Doha, State of Qatar. The development contains world class retail outlets, offices, hotel, serviced apartments and residential units and is envisioned to be the premier address in Doha.
Project Name:         Al Durrah Tower
Location:                  Dubai, UAE
Client:                       H.E. Sheikh Mohamed bin Butti Al Hamid
Service:                    Project Management
Project Value:         $140,000,000
Hill is providing project management services on the new 76-story, 360-
meter tower located adjacent to the Fairmont Hotel on Sheikh Zayed
Highway. The residential, commercial and retail complex includes a total built-up area of more than 130,000 square meters.

Educational Facilities
Project Name: Various School Construction and
Renovation Projects
Location: Mercer and Burlington Counties, NJ, USA
Client: New Jersey School Construction Corp.
Service: Program Management
Project Value: $350,000,000
Hill is providing project and construction management services on 17 school construction and renovation projects in 7 regional school districts throughout central and southern New Jersey. The assignment is one of 10 regional contracts awarded throughout the state.
Project Name: Bucharest Educational Infrastructure
Rehabilitation Program
Location: Bucharest, Romania
Client: Bucharest Municipality
Service: Project Management
Project Value: $147,000,000
Hill is providing management services for the Bucharest Educational
Infrastructure Rehabilitation Program, which involves the renovation and expansion of the 106 kindergartens, primary, secondary and high schools throughout the city.

Transportation
Project Name: Dubai International Airport
Location: Dubai, UAE
Client: Dubai Department of Civil Aviation
Service: Claims Analysis
Project Value: $4,100,000,000
The DCA is engaged in an expansion program to accommodate the increases of passenger flows and airlines traffic at Dubai International Airport over the next fifteen years. The expansion program includes construction and renovations on Terminal 3, Concourses 2 and 3, Cargo mega-terminal, the
Dubai Flower Center and a major upgrade of the existing Terminal 2. Dubai
International Airport is one of the Middle East’s busiest and fastest-growing airports. Hill is providing claims management services throughout the multi-
billion dollar expansion
Project Name: Illinois Tollway
Location: Downers Grove, IL
Client: Illinois State Toll Highway Authority
Service: Project Management Oversight
Project Value: $5,360,000,000
Hill is providing Program Oversight Monitor services in connection with the
Illinois Tollway’s Long Range Plan (LRP), a 10-year, $5.3 billion capital plan intended to relieve congestion on the Tollway system without raising tolls for regular users, and without using state or federal funds. Some major elements of the LRP include converting all toll plazas to open road plazas, rebuilding and repairing all 274 miles of existing roads and bridges throughout the 12-
county system and upgrading all Tollway plazas.

Transportation
Project Name: Driscoll Bridge
Location: Perth Amboy, NJ, USA
Client: New Jersey Highway Authority
Service: Construction Management,
Project Labor Agreements
Project Value: $150,000,000
Hill conducted a labor and cost analysis and also prepared a report concerning the feasibility and appropriateness of utilizing Project Labor
Agreement (PLA). Hill was selected primarily because of its
experience and participation in similar studies with negotiations, drafting, execution, administration and legal defense involving more than 20 public capital construction project involving utilization of PLAs.
Hill is now performing construction management and inspection services for the duration of the project.
Project Name: Philadelphia International Airport
Location: Philadelphia, PA, USA
Client: City of Philadelphia, Division of Aviation
Service: Program Management
Project Value: $1,500,000,000
Hill was retained for a multi-year project assignment to help implement a major capital improvement program. The program was designed to bring the airport’s landside and airside facilities in line with projected air passenger and aircraft demand.

Courthouses & Criminal Justice Facilities
Project Name: Putnam County Courthouse
Location: Carmel, NY, USA
Client: Putnam County
Service: Construction Management
Project Value: $27,800,000
Hill was chosen to be the construction manager during design and construction of the new Putnam County Courthouse in Carmel, New
York. The 60-square-foot courthouse is expected to cost approxi-mately
$28 million. The new courthouse will be part of a newly created Putnam
County Government Campus Green that will include the county executive building, the original historic 1814 courthouse, and the Burchetta
Building, which houses the county’s law department.
Project Name: Philadelphia International Airport
Location: Philadelphia, PA, USA
Client: City of Philadelphia, Division of Aviation
Service: Program Management
Project Value: $1,500,000,000
Hill is a member of the team led by Volmar Construction, Inc., providing
CM-at-risk services during and $80 million modernization of this federal courthouse building. Hill’s services include project management, project controls estimating and contact administration.

Libraries & Museums
Project Name: National Constitution Center
Location: Philadelphia, PA, USA
Client: National Constitutional Center
Service: Project Management
Project Value: $185,000,000
Hill Provided comprehensive project management services for
construction of the National Constitution Center (NCC). The NCC is
being built on Independence Mall in Philadelphia, birthplace of the
Constitution. Chartered by Congress as a nonpartisan, nonprofit organization, the NCC was founded to engage all Americans in the U.S.
Constitution, its history and its relevance to our daily lives.
Project Name: National Library of Latvia
Location: Riga, Latvia
Client: Republic of Latvia
Service: Project Management
Project Value: $135,000,000
Hill was chosen as the design and construction manager for this landmark facility. Hill, as project manager, assisted the Library Director and his staff in managing and overseeing all aspects of the planning, design and construction, including its schedule and budget.

Government Office Buildings
Project Name: ID/IQ Task Order Contract
Location: Baltimore, MD
Client: U.S. Army Corps of Engineers
Service: Construction Management
Project Value: N/A
For more than 15 years, Hill has provided construction management support services to the U.S. Army Corps or Engineers, Baltimore District. One of the most complex projects involved the Phase 1 Renovation of the Pentagon. The $125 million Phase 1 included the renovation of 450,000 square feet of occupied space in the Pentagon. It was the first phase of a $1.2 billion total renovation effort. The project required replacement of the structural, mechanical and electrical systems, and build-out of the space.
Project Name: ID/IQ Task Order Contract
Location: Washington, DC
Client: U.S. Department of Defense, Other Defense
Agencies, Washington Headquarters Service
Service: Construction Management
Project Value: N/A
Hill is providing construction management services to the Real Estate & Facilities
Directorate of the Washington Headquarters Services on repairs, renovations, new construction and alterations to facilities and utility infrastructure projects for the Department of Defense of Defense. Hill’s scope of services includes planning, estimating, scheduling, requirements, gathering, program management support and construction project management.

Government Office Buildings
Project Name: ID/IQ Task Order Contract
Location: Various
Client: U.S. General Services Administration
Service: Construction Management
Project Value: N/A
Hill is providing nationwide construction management services for a program that includes all 11 GSA Regional Offices and the GSA Central Office. GSA has a
continuing program that involves a wide variety of design and construction and construction projects nationwide. This program involves both new construction projects and renovations of existing buildings. The building types include federal office buildings, federal courthouses, border stations, laboratories, warehouses, and other types of real property.
Project Name: Sheikh Zayed Bin Sultan Al Nahyan Grand Mosque
Location: Abu Dhabi, UAE
Client: Abu Dhabi Public Works Department
Service: Project Management
Project Value: $550,000,000
Hill is managing the major redesign and restructuring of the Sheikh Zayed Bin
Sultan Al Nahyan Grand Mosque project on an accelerated basis. The white marble clad mosque, upon completion the third largest mosque in the world, with a main prayer hall capacity of 7,000 worshipers, two other payer halls with a capacity of
1,500 administration offices, reception and control rooms and parking facilities was under a directive to cut costs by 50 percent.
Religious Facilities

Hospitals & Healthcare Facilities
Project Name: Hamad Medical City
Location: Doha, Qatar
Client: Qatar Ministry of Public Health
Service: Project Management
Project Value: $600,000,000
Hill is managing the design and construction of the largest comprehensive medical facility in the Middle East. It incorporates three specialized hospitals including a 320-bed hospital for children, a 220-bed hospital for bone diseases, a 350-bed hospital for medical rehabilitation, an addition to a dialysis unit, a minor surgery unit and a 300-bed nursing home for the aged. The complex will also include the headquarters building of the Qatar ministry of Public Health, 16 apartment blocks for the accommodation of nurses and social and sports club for the staff of the medical center.
Project Name: Nationwide Biocontainment Facilities Program
Location: Various
Client: National Institute of Allergy & Infections Diseases
(NIAID)
Service: Program Management
Project Value: $700,000,000
Hill is providing quality management services in connection with the planning, design and construction of state-of-the-art biocontainment research facilities.
This program is an effort by NIAID to further the United States’ capabilities to defend against bioterrorism and emerging infections diseases.